Security
Funds


Annual
Report
December 31, 1995


* Security Income
  Fund


  - Corporate Bond
    Series


  - U.S. Government
    Series


  - Limited Maturity
    Bond Series


* Security Tax-
  Exempt Fund


* Security Cash
  Fund


[SDI Logo]

                   PRESIDENT'S LETTER
--------------------------------------------------------------------------------
                   February 15, 1996

SECURITY
FUNDS


To Our Shareholders:

     We have just completed one of the best years in history for the combined equity and fixed income markets. The Standard and Poor's 500 Index rose an amazing 37.58%, and the bellwether thirty-year Treasury bond declined almost two full percentage points from 7.87% to 5.94% over the course of the year. These gains are evidence of the rewards reaped by patient investors who stood pat and even continued to invest during the distressing markets of 1994.*

REASONS BEHIND THE OUTSTANDING PERFORMANCE IN 1995

     The Federal Reserve Board deserves much of the credit for the success of the markets during the year. The board's chairman, Alan Greenspan, has done a commendable job of assessing the condition of the nation's economy and deftly applying the brakes in the form of restrictive monetary policy as needed to keep inflation in check. The resulting slow, steady economic growth and stable prices were an unbeatable combination. Bond market investors' fears of surging inflation dissipated, and long-term bond rates fell to levels not seen in several years.

     Technology was the year's primary equity market theme, reflective of an increased focus on productivity in our nation's factories and offices. We have seen extraordinary technological gains attributable to rapid development of computer applications in every field from word processing to assembly line production. These gains have led to more rapid decision making processes and substitutions for labor which have in turn reduced costs, contributing to diminished inflation pressures.

CAN THE EUPHORIA CONTINUE?

     At the close of 1995 the nation's politicians were locked in combat over an attempt to agree on a balanced budget, bringing the federal government to an abrupt halt and creating immeasurable noise in the financial markets. Investors must keep their eyes focused on the big picture--the economic fundamentals which continue to augur well for the long-term outlook. Inflation remains well under control, the economy continues to move at a slow, sustainable rate of growth, and the Federal Reserve Open Market Committee is likely to recognize that additional cuts in short-term interest rates are justified.

     We believe that earnings comparisons for the fourth quarter of 1995 will, on balance, be sufficient to support current market valuations. Earnings are not likely to be as robust as they were a year ago; however, they should be strong enough to sustain the markets at their present levels. There will be some earnings disappointments, as there always are, generating daily volatility in individual stock prices which we have come to consider routine. As we move through the first half of 1996, the focus will be on the extended slow growth of the economy and the ability of corporations to continue productivity improvement in order to generate earnings gains in that slow-growth climate.

                [Upper Right Hand Corner, Photo of John Cleland]
                                  JOHN CLELAND

THE LONGER TERM GLOBAL VIEW

     In the United States we see an opportunity for the economy to benefit from the national movement toward less government involvement in all aspects of our lives. It is clearly possible that in the future the government will get a smaller share of our total resources, with the greater part going toward economic growth. The implications of this are enormously positive for financial markets--lower interest rates due to a smaller government hand in our pocketbook. Having a greater share of available resources dedicated to economic growth bodes well for sustained rises in stock and bond prices.

     Globally the same trends are at work. European countries are beginning to recognize that their social welfare systems have grown beyond the capacity of the people to support them. Growth of the free market system and the elimination of communism as a viable political structure are strong pluses for global economic growth. Reallocation of resources to the free market system improves the lives of citizens and further enhances economic growth and positive financial markets.

     In the following pages our portfolio managers review the factors influencing the performance of their respective funds in 1995. They also present their management philosophies and outlooks for the year ahead. Our goal is to provide you with positive investment results over time and the highest quality service in the industry. We invite your questions and comments at any time.

Sincerely,

/s/ John D. Cleland

John D. Cleland
President, Security Funds

*Although we have just experienced a very rewarding year, investors should remember that past performance is not a guarantee of future results, and that you may have a gain or a loss at redemption.

                   MANAGERS' COMMENTARY
        ------------------------------------------------------------------------
SECURITY           February 15, 1996
FUNDS


SECURITY INCOME FUND
  CORPORATE BOND SERIES
  U.S. GOVERNMENT SERIES
  LIMITED MATURITY BOND SERIES

SECURITY TAX-EXEMPT FUND
SECURITY CASH FUND

Dear Shareholder:

What a difference a year makes! In 1994 bonds took the worst beating since the Depression years, but investors who kept long term goals in mind rode out the storm. In the first five months of 1995 those patient investors had recouped all of their 1994 losses, and enjoyed continuing gains throughout the balance of the year. Both the taxable and tax-exempt sectors of the fixed income markets performed extremely well as the thirty-year Treasury bond declined in yield almost two full percentage points.

Perhaps the single most important factor behind the 1995 bond market rally was investors' realization that inflation was indeed under control. The Federal Reserve's Open Market Committee remained steadfast in their fight, holding short term interest rates at or above 5-1/2% throughout the year. Long term bonds once again became attractive, and investor demand drove their prices higher.

PERFORMANCE OF THE CORPORATE BOND SERIES

The Corporate Bond Series with its long term orientation capitalized on rising bond prices, returning 18.2% to its shareholders in 1995.* As usual the bulk of the portfolio was invested in corporate issues, with generally 5% to 10% of the assets in government or federal agency securities for liquidity purposes. The largest percentage of corporate bonds was rated in the single-A category, because these issues tend to outperform higher rated bonds in rising markets.

The best performing sector of the corporate bond market was industrials, represented in our portfolio by names such as Lockheed Corporation, Ralston Purina Company, and Southwest Airlines Company. Industrials as a group were up nearly 23% in 1995. Financial issues were excellent performers as well, rising over 20% during the year. This sector of our portfolio includes banks such as BankAmerica Corporation and Wachovia Corporation, finance companies like General Motors Acceptance Corporation, and brokerage firms including Lehman Brothers Holdings, Inc. and Bear Stearns.

The utility sector of the corporate bond market also did very well, increasing over 22% in value. Our portfolio was underweighted in this area because of our fear of the impact of changing regulatory restrictions. International issues were strong performers in the index, but again were underrepresented in our portfolio because of prospectus limitations which allowed us to invest outside of the United States only in Canadian issues.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                             CORPORATE BOND SERIES
                                    12-31-95

                  CORPORATE     LEHMAN BROTHERS     LEHMAN BROTHERS MUTUAL FUND
                 BOND SERIES  CORPORATE BOND INDEX    A RATED CORPORATE INDEX
                 -----------  --------------------    -----------------------

March 1986          $10,048          $10,812                   $10,806
June 1986           $10,176          $10,953                   $10,953
September 1986      $10,396          $11,195                   $11,198
December 1986       $10,571          $11,651                   $11,651
March 1987          $10,763          $11,929                   $11,928
June 1987           $10,785          $11,650                   $11,644
September 1987      $10,546          $11,227                   $11,200
December 1987       $10,994          $11,948                   $11,940
March 1988          $11,257          $12,478                   $12,471
June 1988           $11,322          $12,617                   $12,588
September 1988      $11,549          $12,914                   $12,887
December 1988       $11,705          $13,049                   $12,988
March 1989          $11,835          $13,206                   $13,136
June 1989           $12,533          $14,252                   $14,183
September 1989      $12,571          $14,438                   $14,368
December 1989       $12,872          $14,888                   $14,826
March 1990          $12,882          $14,758                   $14,700
June 1990           $13,351          $15,334                   $15,298
September 1990      $13,133          $15,331                   $15,297
December 1990       $13,717          $15,939                   $15,915
March 1991          $14,238          $16,619                   $16,626
June 1991           $14,498          $16,950                   $16,965
September 1991      $15,245          $17,944                   $17,946
December 1991       $15,929          $18,891                   $18,888
March 1992          $15,882          $18,753                   $18,754
June 1992           $16,473          $19,567                   $19,598
September 1992      $17,150          $20,491                   $20,523
December 1992       $17,354          $20,532                   $20,554
March 1993          $18,420          $21,569                   $21,577
June 1993           $19,101          $22,289                   $22,279
September 1993      $19,940          $23,064                   $23,072
December 1993       $19,734          $23,029                   $23,021
March 1994          $18,710          $22,219                   $22,176
June 1994           $18,055          $21,869                   $21,777
September 1994      $17,999          $22,029                   $21,940
December 1994       $18,103          $22,126                   $22,024
March 1995          $18,959          $23,436                   $23,541
June 1995           $19,965          $25,179                   $25,596
September 1995      $20,345          $25,773                   $26,285
December 1995       $21,402          $27,045                   $27,825

                             $10,000 OVER TEN YEARS

This chart references a change in Corporate Bond Series' Index. The Series' new index is the Lehman Brothers Mutual Fund, A Rated Corporate Index. We believe the makeup of this index more closely resembles the composition of Corporate Bond Series' portfolio.

This chart assumes a $10,000 investment in Class A shares of Corporate Bond Series on December 31, 1985, and reflects deduction of the 4.75% sales load. On December 31, 1995, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $21,402. By comparison, the same $10,000 investment would have grown to $27,045 based on the performance of the Lehman Corporate Bond Index and to $27,825 based on the performance of the Lehman Brothers Mutual Fund A Rated Corporate Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade dollar denominated, and SEC-registered corporate debt. Investments cannot be made directly in an index. The Lehman Brothers Mutual Fund A Rated Corporate Index includes all corporate debt securities rated A or higher.

--------------------------------------------------------------------------------

                              CORPORATE BOND SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1995

  CLASS A SHARES                  CLASS B SHARES
  1 Year           12.67%         1 Year               12.26%
  5 Years           8.26%         Since Inception      -0.22%
  10 Years          7.91%         (10-19-93)

  The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

--------------------------------------------------------------------------------

                   MANAGERS' COMMENTARY
        ------------------------------------------------------------------------
SECURITY           February 15, 1996
FUNDS



The Corporate Bond Series in times of rising bond prices will frequently maintain an average duration up to one year longer than its benchmark index. We carefully monitor economic activity and other information that affects long-term interest rates. When we believe it is appropriate, we adjust the duration and quality to best position the portfolio for current market conditions.

PERFORMANCE OF THE U.S. GOVERNMENT SERIES

The U.S. Government Series had a particularly stellar year in 1995, returning 21.9% to its shareholders.* This Series, like the Corporate Bond Series, capitalized on the benefits gained from long maturity bonds. The decision was made early in the year to extend the maturities of many of the portfolio holdings out beyond twenty years. Now at year's end, the timeliness of this decision is apparent.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                             U.S. GOVERNMENT SERIES
                                    12-31-95

                                                            LEHMAN BROTHERS
                            U.S. GOVERNMENT SERIES       GOVERNMENT BOND INDEX
                            ----------------------       ---------------------

March 1986                        $9,864.07                   $10,866.04
June 1986                         $9,910.88                   $11,009.41
September 1986                   $10,287.67                   $11,224.60
December 1986                    $10,384.37                   $11,531.09
March 1987                       $10,562.63                   $11,666.80
June 1987                        $10,515.27                   $11,463.43
September 1987                   $10,389.52                   $11,154.62
December 1987                    $10,773.69                   $11,783.90
March 1988                       $11,033.09                   $12,172.76
June 1988                        $11,212.67                   $12,287.96
September 1988                   $11,389.33                   $12,495.40
December 1988                    $11,445.82                   $12,613.03
March 1989                       $11,565.41                   $12,747.04
June 1989                        $12,229.29                   $13,772.22
September 1989                   $12,390.30                   $12,886.01
December 1989                    $12,797.95                   $14,408.29
March 1990                       $12,787.69                   $14,229.26
June 1990                        $13,226.12                   $14,726.60
September 1990                   $13,397.18                   $14,848.98
December 1990                    $14,051.97                   $15,665.14
March 1991                       $14,401.92                   $16,004.21
June 1991                        $14,643.82                   $16,220.62
September 1991                   $15,339.74                   $17,147.12
December 1991                    $15,990.08                   $18,066.76
March 1992                       $15,792.61                   $17,750.73
June 1992                        $16,256.51                   $18,453.17
September 1992                   $16,612.21                   $19,363.36
December 1992                    $16,779.51                   $19,372.16
March 1993                       $17,553.72                   $20,247.08
June 1993                        $18,225.25                   $20,832.98
September 1993                   $18,827.45                   $21,508.90
December 1993                    $18,748.77                   $21,436.41
March 1994                       $18,013.67                   $20,790.85
June 1994                        $17,579.45                   $20,552.41
September 1994                   $17,448.78                   $20,639.58
December 1994                    $17,521.79                   $20,713.59
March 1995                       $18,292.01                   $21,688.27
June 1995                        $19,635.99                   $23,033.88
September 1995                   $20,196.41                   $23,440.04
December 1995                    $21,351.36                   $24,510.73

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of U.S. Government Series on December 31, 1985, and reflects deduction of the 4.75% sales load. On December 31, 1995, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $21,351. By comparison, the same $10,000 investment would have grown to $24,511 based on the performance of the Lehman Brothers Government Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Government Bond Index is made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. Investments cannot be made directly in an index.

--------------------------------------------------------------------------------

                             U.S. GOVERNMENT SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1995

  CLASS A SHARES                CLASS B SHARES
  1 Year           15.99%       1 Year               15.94%
  5 Years           7.67%       Since Inception       2.40%
  10 Years          7.86%       (10-19-93)

    The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

--------------------------------------------------------------------------------

The bonds in this portfolio are all of the highest credit quality, as all are issued by the U.S. Government, its agencies or instrumentalities.** At the close of December about 28% of the assets were invested in GNMA mortgage pass-through securities, on which the timely payment of principal and interest is guaranteed. These issues were carefully selected to attempt to minimize prepayment risk. Slightly over 22% of the holdings were U. S. Treasury bonds with maturities ranging from thirteen to twenty-one years. The balance of the portfolio holdings were issues of other federal agencies with maturities from twenty to thirty years.

As with the Corporate Bond Series, the performance of the Government Series is dependent on economic conditions and interest rate movements. We continue to monitor reports carefully in order to adjust the holdings in the portfolio to best serve the long-term investment objectives of its shareholders.

PERFORMANCE OF THE LIMITED MATURITY BOND SERIES

On January 17, 1995, the Limited Maturity Bond Series was introduced to fill a gap that existed in our family of fixed income funds. With maturities generally under ten years, it is an intermediate term fund with less volatility than longer term funds, but with greater return potential under normal circumstances than money market funds. Indeed, we noted at year end that the Limited Maturity Bond Series' net asset value range from low to high was only half that of the Corporate Bond Series. However, its total return of 13% was over 70% of the longer fund's and well over twice that of the Security Cash Fund.*

This portfolio was managed in a "laddered" style; that is, the assets were divided so that approximately 10% will mature in each of the next ten years. This allows the portfolio manager to reinvest each year at then current interest rates, which reduces volatility by spreading the maturity risk.

The assets of the Limited Maturity Bond Series were spread among U.S. Treasury and government agency securities as well as investment grade and high yield corporate bonds. The corporate

                   MANAGERS' COMMENTARY
        ------------------------------------------------------------------------
SECURITY           February 15, 1996
FUNDS


portion included issues in the financial, industrial, and utility sectors as well as U. S. dollar-denominated Canadian bonds. The Treasury and agency holdings made up nearly 32% of the portfolio, investment grade corporates 63%, and high yield corporates the remaining 5%.

PERFORMANCE OF THE SECURITY TAX-EXEMPT FUND

Yields on municipal securities generally followed the thirty-year Treasury bond yield's dramatic descent throughout the year. Tax-exempt issues underperformed taxables to some extent, however, as politicians kept tax reform proposals active in the news media. Despite lagging the taxable sector a bit, the Security Tax-Exempt Fund returned 15.5% to its shareholders, the second-best total return in its history.* All of the income distributions during the year are exempt from Federal taxes; the portfolio contained no issues in 1995 that were subject to the alternative minimum tax.

--------------------------------------------------------------------------------

                          LIMITED MATURITY BOND SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1995

  CLASS A SHARES
  Since Inception 1-17-95         7.63%*

  CLASS B SHARES
  Since Inception 1-17-95         7.18%*

    *The percentage amounts are from inception and are not annualized.

    The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

--------------------------------------------------------------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                          LIMITED MATURITY BOND SERIES
                                    12-31-95

                                                               LEHMAN BROTHERS
                                                              INTERMEDIATE TERM
                       LIMITED MATURITY BOND SERIES         CORPORATE BOND INDEX
                       ----------------------------         --------------------

January 1995                      $9,552                          $10,192
February 1995                     $9,749                          $10,464
March 1995                        $9,798                          $10,533
April 1995                        $9,933                          $10,695
May 1995                         $10,301                          $11,104
June 1995                        $10,359                          $11,194
July 1995                        $10,309                          $11,180
August 1995                      $10,404                          $11,319
September 1995                   $10,488                          $11,424
October 1995                     $10,524                          $11,559
November 1995                    $10,659                          $11,752
December 1995                    $10,762                          $11,901

                       $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Limited Maturity Bond Series on January 17, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1995, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $10,762. By comparison, the same $10,000 investment would have grown to $11,901 based on the performance of the Lehman Intermediate Term Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Intermediate Term Corporate Bond Index includes all corporate debt securities rated A or higher. Investments cannot be made directly in an index.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                TAX-EXEMPT FUND
                                    12-31-95

                                                           LEHMAN BROTHERS
                              TAX-EXEMPT FUND            MUNICIPAL BOND INDEX
                              ---------------            --------------------

March 1986                          $10,141                      $10,540
June 1986                           $10,286                      $10,758
September 1986                      $10,591                      $10,995
December 1986                       $10,972                      $11,350
March 1987                          $11,269                      $11,583
June 1987                           $10,736                      $11,454
September 1987                      $10,608                      $11,280
December 1987                       $10,827                      $11,795
March 1988                          $11,147                      $12,279
June 1988                           $11,413                      $12,404
September 1988                      $11,637                      $12,671
December 1988                       $11,937                      $12,736
March 1989                          $11,729                      $12,885
June 1989                           $12,172                      $13,730
September 1989                      $12,165                      $13,946
December 1989                       $12,463                      $14,385
March 1990                          $12,478                      $14,357
June 1990                           $12,756                      $14,857
September 1990                      $12,781                      $15,009
December 1990                       $13,235                      $15,482
March 1991                          $13,513                      $16,061
June 1991                           $13,753                      $16,407
September 1991                      $14,273                      $17,236
December 1991                       $14,788                      $18,054
March 1992                          $14,793                      $18,001
June 1992                           $15,299                      $18,770
September 1992                      $15,625                      $19,619
December 1992                       $15,866                      $19,532
March 1993                          $16,340                      $20,474
June 1993                           $16,964                      $21,070
September 1993                      $17,572                      $21,659
December 1993                       $17,822                      $21,706
March 1994                          $16,537                      $21,113
June 1994                           $16,659                      $20,948
September 1994                      $16,641                      $21,165
December 1994                       $16,437                      $21,131
March 1995                          $17,449                      $22,258
June 1995                           $17,623                      $23,654
September 1995                      $18,015                      $24,141
December 1995                       $18,877                      $25,159

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Tax-Exempt Fund on December 31, 1985, and reflects deduction of the 4.75% sales load. On December 31, 1995, the value of your investment in the Fund's Class A shares (with dividends reinvested) would have grown to $18,877. By comparison, the same $10,000 investment would have grown to $25,693 based on the performance of the Lehman Brothers Municipal Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes are calculated semi-monthly using approximately 15,000 municipal bonds. Investments cannot be made directly in an index.

                   MANAGERS' COMMENTARY
        ------------------------------------------------------------------------
SECURITY           February 15, 1996
FUNDS

--------------------------------------------------------------------------------

                                 TAX-EXEMPT FUND
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1995

  CLASS A SHARES                 CLASS B SHARES
  1 Year          10.01%         1 Year               9.29%
  5 Years          6.31%         Since Inception     -0.64%
  10 Years         6.56%         (10-19-93)

    The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

--------------------------------------------------------------------------------

Among the strongest sectors in the tax-exempt market during the year were electric revenue and water and sewer revenue issues. Our portfolio had approximately 40% of its assets invested in these combined sectors throughout the year. Utility-related tax- exempt bonds appeal to investors because they "pay their own way" -- that is, the revenue streams from utility bill payments provide the funds to repay the bondholders. Another sector that is similarly defeased and that also performed well in 1995 is transportation, consisting primarily of turnpike and toll road revenue bonds.

The duration of the Security Tax-Exempt Fund stayed quite close to that of its benchmark index throughout the year, ending December at 7.79 years. Maturities of individual issues in the portfolio ranged generally from ten to thirty years. As with our taxable funds, the longer maturities in the fund tend to appreciate more rapidly in climates of falling interest rates. The average quality of the bonds ranged from A+ to AA most of the year.

We will continue to closely monitor tax reform proposals in the months ahead. Many municipal bond analysts feel that we will probably have tax reform of some sort, but that the likelihood of a pure flat tax is low. In the meantime, uncertainty is keeping prices on tax-exempt bonds weaker than those on taxables, and this creates attractive buying opportunities for municipal bond investors.

PERFORMANCE OF SECURITY CASH FUND

Money market funds in 1995 provided interest rates that were competitive with those of many longer-maturity bonds. Security Cash Fund returned 5.0% for the year on a high quality portfolio that invested only in top-tier commercial paper and government agency securities.***

The main tool of the Federal Reserve Open Market Committee in its fight against inflation is short-term interest rates. Through-out the year they kept the target rate on Federal Funds, the excess funds banks loan each other overnight, between 5.50% and 5.75%. This kept interest rates on short-term investments used in money market funds at very attractive levels, considering that inflation remained around 3% throughout the year.

Security Cash Fund, like other money market funds, must invest its assets in accordance with strict regulatory requirements. These regulations require that we invest at least 95% of the Fund's assets in commercial paper that is rated in the highest bracket by standard rating agencies. These include names such as Coca Cola, General Electric, Wal-Mart, Winn Dixie Stores, Inc., and other major corporations. Additionally we purchase short-term paper issued by agencies of the Federal government, considered to be of the highest credit quality. As with other money market funds, safety of principal is our utmost concern.

LOOKING AHEAD TO 1996

The fixed income team at Security Management Company is optimistic about bonds in the months ahead. Although we don't expect a repeat of the outstanding returns achieved in 1995, we believe there is still room for interest rates to decline further. At this writing, the debate over a balanced Federal budget is unresolved, and short term interest rates remain at historically high levels. Once uncertainty over these two issues is removed, we believe bonds could stage another rally taking long-term interest rates again below 6%. In our view it is possible that rates could even go another 50 basis points lower to 5-1/2%. Combining this upward price movement with a steady coupon interest stream, we believe total returns for 1996 will once again reward patient long-term investors.

Jane Tedder
Senior Portfolio Manager

Steve Bowser
Portfolio Manager
U.S. Government Series

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

**Although the securities purchased by the U.S. Government Series are guaranteed as to the timely payment of principal and interest by the U. S. Government, its agencies or instrumentalities, the shares of the Series itself are not so guaranteed.

***The Security Cash Fund is neither insured nor guaranteed by the U.S Government and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

                   MANAGERS' COMMENTARY
        ------------------------------------------------------------------------
SECURITY           February 15, 1996
FUNDS


SECURITY INCOME FUND
GLOBAL AGGRESSIVE BOND SERIES

[MFR ADVISORS, INC. AND LEXINGTON MANAGEMENT CORPORATION]

SUBADVISORS - MFR ADVISORS, INC., AND LEXINGTON MANAGEMENT CORPORATION PORTFOLIO MANAGERS, MARIA FIORINI RAMIREZ AND DENIS JAMISON

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                         GLOBAL AGGRESSIVE BOND SERIES
                                    12-31-95

                                GLOBAL AGGRESSIVE         LEHMAN BROTHERS
                                   BOND SERIES           GLOBAL BOND INDEX
                                   -----------           -----------------

                                     $10,000                 $10,000
June 1995                             $9,486                 $10,069
July 1995                             $9,619                 $10,140
August 1995                           $9,610                  $9,907
September 1995                        $9,851                 $10,131
October 1995                          $9,920                 $10,245
November 1995                         $9,969                 $10,355
December 1995                        $10,185                 $10,508

                       $10,000 OVER THE LIFE OF THE SERIES

The Lehman Brothers Global Bond Index includes local currency-denominated sovereign debt of 19 countries plus European Currency Units-denominated debt. Investment cannot directly by made in an index.

This chart assumes a $10,000 investment in Class A shares of Global Aggressive Bond Series on June 1, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1995, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $10,220. By comparison, the same $10,000 investment would have grown to $10,508 based on the performance of the Lehman Brothers Global Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

--------------------------------------------------------------------------------

                          GLOBAL AGGRESSIVE BOND SERIES
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 1995

  CLASS A SHARES
  Since Inception (6-1-95)        2.20%*

  CLASS B SHARES
  Since Inception (6-1-95)        1.87%*

    *The percentage amounts are from inception and are not annualized.

    The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

--------------------------------------------------------------------------------

Dear Shareholder:

The Global Aggressive Bond Series enjoyed an excellent first seven months. The Series boasts a 7.3% total return for its seven months of operation in 1995.* The Series is off to a fast start in the new year and we are optimistic about the prospects for all of 1996.

Investors in the Series  haven't seen a decline in its income  despite a drop in
U. S. interest rates. Yields overseas, particularly in certain transitional economies, are much higher than those at home. The Series ended 1995 with a standardized yield well in excess of 9%. We believe this level will be maintained in the quarters ahead.

THE GLOBAL VIEW

Global bond investing often requires taking some less traveled roads. Over the years, money managers have sold global and international bond funds as a way of diversifying investment portfolios and reducing overall risk. They reasoned that bond price movements in one country--the United States, for example--would move independently of those in another country, such as Germany. Unfortunately, the ongoing globalization of the world's economies, the ease with which capital moves, and the flow of readily accessible financial information help to ensure greater correlation of returns among the world's developed bond markets.
Therefore, we think investors need to expand their investment parameters and seek out markets that offer the possibility of noncorrelated returns. Fortunately, many of these markets offer high current income and profit potential as well. Of course, many of these markets also present additional risks.

PORTFOLIO POSITIONING IN 1995

The Global Aggressive Bond Series currently stresses bonds in certain transitional markets, particularly in Eastern Europe and South Africa. We think the U.S. bond market, and by extension most of the world's developed markets, are fully priced. Meanwhile the economies of Eastern Europe and South Africa need to attract capital and are offering yields and investor incentives to assure that the capital keeps flowing.

                   MANAGERS' COMMENTARY
        ------------------------------------------------------------------------
SECURITY           February 15, 1996
FUNDS

We closed 1995 with major positions in Portugal, Poland, and South Africa. Together they totaled 26% of the Series' assets. All three economies have strong growth potential, relatively stable currencies, and governments committed to fiscal restraint as well as pro-investor economic policies. Moreover, their bond markets currently provide huge income advantages over those of the traditional developed markets.

EMPHASIS ON DIVERSIFICATION

Aside from our concentration on transitional economies, the Series seeks to strike a balance between developed market and LDC (less developed country) debt. This diversification tends to mitigate volatility. Although the past volatility of the Series is not necessarily indicative of future volatility, over the last seven months the price volatility of the Series has been comparable to that of ten-year U. S. Treasury notes.

We thank our investors for their continued loyalty and support.

Maria Fiorini Ramirez
Portfolio Manager

Denis P. Jamison
Portfolio Manager

*This performance figure is based on Class A shares, does not reflect deduction of the sales charge and is not annualized.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                   STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1995

                              SECURITY INCOME FUND
                              CORPORATE BOND SERIES

PRINCIPAL                                              MARKET
 AMOUNT       CORPORATE BONDS                          VALUE
--------------------------------------------------------------------------------

              AEROSPACE & DEFENSE - 5.4%
 $4,900,000   Lockheed Corporation,
               7.875% - 2023......................   $ 5,396,125

              AIR TRANSPORTATION - 5.0%
  4,500,000   Southwest Airlines Company, 7.875%
                - 2007............................     4,995,000

              BANKS - 13.0%
  4,000,000   BankAmerica Corporation, 7.20% - 2006    4,255,000
  3,500,000   Norwest Financial, Inc., 6.75% - 2005    3,640,000
  4,800,000   Wachovia Corporation, 6.80% - 2005       5,004,000
                                                     -----------
                                                      12,899,000

              BROKERS, DEALERS & SERVICES - 4.5%
  4,000,000   Lehman Brothers Holdings, Inc.,
               8.50% - 2007.......................     4,500,000

              COMPUTER EQUIPMENT - 5.0%
  4,500,000   IBM Corporation, 7.50% - 2013.......    4,921,875

              DRUG STORES - 5.3%
  4,800,000   Rite Aid Corporation,
               7.625% - 2005......................     5,226,000

              FINANCE - 9.0%
  4,700,000   Ford Motor Credit Company,
               6.85% - 2000.......................     4,858,625
  4,000,000   General Motors Acceptance Corporation,
               6.625% - 2005......................     4,095,000
                                                     -----------
                                                       8,953,625

              FOOD & BEVERAGES - 9.7%
  4,500,000   Ralston Purina Company, 7.875% - 2025    4,921,875
  4,500,000   Seagram Company, Ltd., 7.00% - 2008      4,719,375
                                                     -----------
                                                       9,641,250

              INFORMATION PROCESSING - 4.2%
  4,000,000   First Data Corporation, 6.75% - 2005     4,175,000

              PAPER & LUMBER PRODUCTS - 10.2%
  4,500,000   Georgia Pacific Company,
               9.125% - 2022......................     5,045,625
  4,600,000   International Paper Products,
               7.625% - 2007......................     5,123,250
                                                     -----------
                                                      10,168,875

PRINCIPAL                                              MARKET
 AMOUNT       CORPORATE BONDS (CONTINUED)              VALUE
--------------------------------------------------------------------------------

              TELECOMMUNICATIONS EQUIPMENT - 3.4%
  3,000,000   Comsat Corporation, 8.125% - 2004...     3,360,000

              UTILITIES - ELECTRIC & GAS - 4.8%
 $4,750,000   Pacific Gas & Electric Company,
               6.25% - 2003.......................   $ 4,767,813
                                                     -----------
              Total corporate bonds -
               Corporate Bond Series
               (cost $74,268,608) - 79.5%.........    79,004,563

              GOVERNMENT & GOVERNMENT
              AGENCY SECURITIES
              ------------------------

              CANADIAN GOVERNMENT AGENCIES- 5.1%
  4,750,000   Province of Ontario, 7.00% - 2005...     5,058,750

              U.S. GOVERNMENT AGENCIES - 6.7%
  1,500,000   Federal Home Loan Mortgage
               Corporation, 7.974% - 2005              1,560,240
  5,000,000   Federal National Mortgage Association,
               6.85% - 2005.......................     5,105,400
                                                     -----------
                                                       6,665,640

              U.S. TREASURY NOTES - 6.7%
  6,500,000   6.25% - 2023........................     6,686,484
                                                     -----------

              Total government & government
               agency securities -  Corporate Bond
               Series (cost $17,826,571) - 18.5%..    18,410,874
                                                     -----------
              Total investments - Corporate Bond
               Series (cost $92,095,179) - 98.0%..    97,415,437
              Cash and other assets, less
               liabilities - 2.0%.................     2,028,902
                                                     -----------
              Total net assets - Corporate Bond
               Series - 100.0%....................   $99,444,339
                                                     ===========

                              SECURITY INCOME FUND
                             U.S. GOVERNMENT SERIES

              U.S. GOVERNMENT & GOVERNMENT
              AGENCY SECURITIES
              ---------------------------

              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION- 47.3%
$   500,000    8.20% - 2016.......................   $   606,335
  1,000,000    8.10% - 2019.......................     1,211,240
  1,000,000    9.05% - 2021.......................     1,077,110
  1,250,000    7.93% - 2025.......................     1,514,700
    500,000    8.28% - 2025.......................       629,735
                                                     -----------
                                                       5,039,120

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1995

                              SECURITY INCOME FUND
                       U.S. GOVERNMENT SERIES (CONTINUED)

PRINCIPAL     U.S. GOVERNMENT & GOVERNMENT             MARKET
 AMOUNT       AGENCY SECURITIES (CONTINUED)            VALUE
--------------------------------------------------------------------------------

              GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION - 27.6%
 $  680,665    9.50% - 2009.......................   $   726,787
      5,103    11.00% - 2015......................         5,681
    908,946    8.50% - 2024.......................       947,225
    700,217    7.75% - 2025.......................       724,940
    525,170    7.50% - 2034.......................       540,261
                                                     -----------
                                                       2,944,894

              U.S. TREASURY BONDS - 22.9%
    600,000    8.75% - 2008.......................       714,312
  1,000,000    7.25% - 2016.......................     1,141,270
    500,000    7.50% - 2016.......................       586,240
                                                     -----------
                                                       2,441,822
                                                     -----------

              Total investments -U.S. Government
               Series (cost $9,528,784) - 97.8% ..    10,425,836
              Cash and other assets, less
               liabilities - 2.2%.................       236,409
                                                     -----------
              Total net assets - U.S. Government
               Series - 100.0%....................   $10,662,245
                                                     ===========

                              SECURITY INCOME FUND
                          LIMTED MATURITY BOND SERIES

              CORPORATE BONDS
              ----------------

              AEROSPACE & DEFENSE - 2.6%
   $100,000   Allied Signal, 6.75% - 2000.........      $103,750

              ALUMINUM - 3.9%
    148,000   Alcan Aluminum, Ltd., 9.20% - 2001..       157,990

              BANKS - 6.7%
    110,000   First Union Corporation,
               8.125% - 2002......................       121,688
    150,000   Nationsbank Corporation, 6.50%- 2003       151,688
                                                     -----------
                                                         273,376

              ELECTRIC COMPANIES - 7.7%
    150,000   Consolidated Edison Company,
               6.625% - 2002......................       154,313
    150,000   Texas Utilities Electric Company,
               7.375% - 2001......................       159,000
                                                     -----------
                                                         313,313

              ELECTRIC & GAS COMPANIES - 4.0%
    150,000   Public Service Electric & Gas
               Company, 8.75% - 1999..............       163,688

                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (CONTINUED)

PRINCIPAL                                              MARKET
 AMOUNT       CORPORATE BONDS (CONTINUED)              VALUE
--------------------------------------------------------------------------------

              FINANCE - 12.1%
   $150,000   Ford Motor Credit Company,
               8.375% - 2000......................      $162,563
    150,000   Household Finance Corporation,
               8.00% - 2004.......................       167,438
    150,000   International Lease Finance Corporation,
               8.25% - 2000.......................       162,000
                                                     -----------
                                                         492,001

              GROCERY STORES - 3.5%
    150,000   Penn Traffic Company,
               10.65% - 2004......................       143,625

              OIL & GAS EXPLORATION COMPANIES - 4.2%
    150,000   Vastar Resources, Inc.,
               8.75% - 2005.......................       171,000

              PETROLEUM REFINING & PRODUCTS - 4.2%
    150,000   BP America, Inc. 8.75% - 2003.......       172,500

              RETAIL TRADE - 4.0%
    150,000   Wal-Mart Stores, Inc., 7.50% - 2004.       163,875

              SANITARY SERVICES - 4.0%
    150,000   WMX Technologies, Inc.,
               8.25% - 1999.......................       162,375

              TOBACCO PRODUCTS - 3.9%
    150,000   Philip Morris Companies, Inc.,
               7.625% - 2002......................       160,313
                                                     -----------

              Total corporate bonds -Limited Maturity
               Bond Series (cost $2,293,147) - 60.8%   2,477,806

              GOVERNMENT & GOVERNMENT
              AGENCY SECURITIES
              -----------------------

              CANADIAN GOVERNMENT AGENCIES - 4.3%
    150,000   Province of Quebec, 8.625% - 2005...       173,063

              U.S. GOVERNMENT AGENCIES - 16.7%
              Federal Home Loan Bank,
    150,000    7.69% - 1996.......................       153,220
    100,000    7.17% - 2000.......................       105,833
    100,000   Federal Home Loan Mortgage
               Corporation, 7.69% - 1996..........       102,119
              Federal National Mortgage Association,
    150,000    7.05% - 1998.......................       156,347
    150,000    8.50% - 2005.......................       163,477
                                                     -----------
                                                         680,996

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1995

                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (CONTINUED)

PRINCIPAL     GOVERNMENT & GOVERNMENT                  MARKET
 AMOUNT       AGENCY SECURITIES (CONTINUED)            VALUE
--------------------------------------------------------------------------------

              U.S. TREASURY NOTES - 11.4%
  $ 150,000    7.375% - 1997......................   $   155,619
    150,000    7.50% - 1997.......................       153,570
    150,000    7.25% - 1998.......................       156,022
                                                     -----------
                                                         465,211
                                                     -----------

              Total government & government
               agency securities -Limited Maturity
               Bond Series (cost $1,254,119)- 32.4%    1,319,270
                                                     -----------
              Total investments - Limited Maturity
               Bond Series (cost $3,547,266) - 93.2%   3,797,076
              Cash and other assets,
               less liabilities - 6.8%............       276,728
                                                     -----------
              Total net assets - Limited Maturity
               Bond Series - 100.0%...............    $4,073,804
                                                     ===========

                              SECURITY INCOME FUND
                         GLOBAL AGGRESSIVE BOND SERIES

               GOVERNMENT OBLIGATIONS
               ----------------------

               ARGENTINA - 4.5%
   $  350,000  Republic of Argentina,
                 5.00% - 2023.....................       200,156

               AUSTRALIA - 4.0%
      210,000  Treasury Corporation of Victoria,
                 10.25% - 2006(2).................       174,879

               BRAZIL - 4.9%
      350,000  Republic of Brazil,
                 7.25% - 2024.....................       215,250

               CANADA - 3.6%
      200,000  Stelco, Inc.,
                 10.40% - 2009(2).................       157,682

               ECUADOR - 4.1%
      500,000  Republic of Ecuador,
                 3.00% - 2025.....................       181,875

               GERMANY - 4.9%
      300,000  Bundesrepublic Deutschland,
                 6.50% - 2005(2)..................       215,687

               ITALY - 4.7%
  340,000,000  Buoni Poliennali Del Tes,
                 8.50% - 2009(2)..................       206,249

                              SECURITY INCOME FUND
                    GLOBAL AGGRESSIVE BOND SERIES (CONTINUED)

PRINCIPAL                                              MARKET
 AMOUNT       GOVERNMENT OBLIGATIONS (CONTINUED)       VALUE
--------------------------------------------------------------------------------

               PHILIPPINES - 4.2%
$     250,000  Central Bank of Philippines,
                 5.75% - 2017.....................      $186,250

               PORTUGAL - 9.3%
   22,500,000  Obrig Do Tes Medio Prazo,
                 8.875% - 1997(2).................       150,170
   35,000,000  Obrig Do Tes Medio Prazo,
                 11.875% - 2005(2)................       261,753
                                                     -----------
                                                         411,923

               SOUTH AFRICA - 8.1%
      500,000  Electricity Supply Commission,
                 11.00% - 2008(2).................       111,798
    1,000,000  Republic of South Africa,
                 12.00% - 2005(2).................       243,682
                                                     -----------
                                                         355,480

               SPAIN - 3.5%
   20,000,000  Bonos Y Oblig Del Estado,
                 7.40% - 1999(2)..................       155,419
                                                     -----------

               Total government obligations -
                 Global Aggressive Bond Series
                 (cost $2,392,436) - 55.8%........     2,460,850

               CORPORATE BONDS
               ---------------

               BRAZIL - 3.2%
$     150,000  Centrais Electricas Bras
                 8.875% - 2002....................       140,250

               CZECH REPUBLIC - 2.1%
    2,500,000  CEZ, a.s., 11.30% - 2005(2)........        93,770

               DENMARK - 6.1%
      898,000  Nykredit,
                 8.00% - 2026(2)..................       156,606
      750,000  Realkredit Danmark,
                 6.00% - 2026(2)..................       112,264
                                                     -----------
                                                         268,870

               MEXICO - 3.3%
      150,000  Cemex S.A.,
                 8.875% - 1998....................       144,375

               UNITED STATES - 3.5%
      150,000  Chiquita Brands International, Inc.,
                 11.50% - 2001....................       156,750
                                                     -----------

               Total corporate bonds -
                 Global Aggressive Bond Series
                 (cost $787,781) - 18.2%..........       804,015

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1995

                              SECURITY INCOME FUND
                    GLOBAL AGGRESSIVE BOND SERIES (CONTINUED)

PRINCIPAL                                              MARKET
 AMOUNT       SHORT TERM INVESTMENTS                   VALUE
--------------------------------------------------------------------------------

                 GREECE - 4.2%
    50,000,000   Hellenic Treasury Bills,
                  0% - 12-18-96(2)................     $ 185,713

                 HUNGARY - 3.9%
    30,000,000   Government of Hungary Treasury Bill,
                  0% - 12-20-96(2)................       169,552

                 MEXICO - 2.0%
       700,000   Cetes, 0% - 1-25-96(2)...........        89,260

                 POLAND - 8.2%
       500,000   Government of Poland Treasury Bill,
                  0% - 2-28-96(2).................       195,867
       500,000   Government of Poland Treasury Bill,
                  0% - 11-15-96(2)................       167,450
                                                     -----------
                                                         363,317

                 UNITED STATES - 2.3%
 $     100,000   U.S. Treasury Bill,
                  4.90% - 3-07-96.................        99,102
                                                     -----------
                 Total short-term investments -
                  Global Aggressive Bond Series
                  (cost $922,131) - 20.6%.........       906,944
                                                     -----------
                 Total investments -
                  Global Aggressive Bond Series
                  (cost $4,102,348) - 94.6% ......     4,171,809

                 Cash and other assets, less
                  liabilities - 5.4%..............       236,450
                                                     -----------
                 Total net assets -
                  Global Aggressive Bond Series
                  - 100.0%........................    $4,408,259
                                                     ===========

                            SECURITY TAX-EXEMPT FUND

               MUNICIPAL BONDS
               ---------------

              EDUCATION REVENUE - 12.6%
  1,000,000   Florida State Board of Education
               Capital Outlay Refunding,
               Series A, 5.50% - 2014.............    $1,010,000
  1,200,000   Fulton County Georgia School District,
               5.625% - 2021......................     1,216,500
  1,000,000   North Brunswick Township, N.J.
               Board of Education,
               6.30% - 2013.......................     1,085,000
                                                     -----------
                                                       3,311,500

                      SECURITY TAX-EXEMPT FUND (CONTINUED)

PRINCIPAL                                              MARKET
 AMOUNT       MUNICIPAL BONDS (CONTINUED)              VALUE
--------------------------------------------------------------------------------

              ELECTRIC UTILITY REVENUE - 17.3%
 $1,200,000   Massachusetts Municipal Wholesale
               Electric Company Power Supply
               System, Series B, 6.625% - 2004....   $ 1,347,000
  1,000,000   Nebraska Public Power District Revenue,
               Series A, 6.25% - 2022.............     1,045,000
  1,000,000   Salt River Project, Arizona Agriculture
               Improvement & Power District
               Electric System, 6.625% - 2012.....     1,082,500
  1,000,000   Washington Public Power Supply
               System, Nuclear Project #2,
               6.30% - 2012.......................     1,071,250
                                                     -----------
                                                       4,545,750

              GENERAL OBLIGATION - 12.9%
  1,000,000   Clark County, Nevada School District,
               Series A, 5.50% - 2016.............     1,005,000
  1,250,000   Commonwealth of Massachusetts
               Series A, 6.50% - 2011.............     1,351,563
  1,000,000   State of Washington,
               5.80% - 2020.......................     1,016,250
                                                     -----------
                                                       3,372,813

              HIGHWAY REVENUE - 10.7%
  1,400,000   Harris County, TX, Series A,
               Toll Road & Tax, 6.125% - 2020.....     1,489,250
  1,300,000   Florida State Turnpike Authority,
               Series A, 5.50% - 2021.............     1,306,500
                                                     -----------
                                                       2,795,750

              SEWER REVENUE - 16.4%
  1,000,000   DuPage County, IL Stormwater Project
               Refunding, 5.60% - 2021............     1,030,000
  1,000,000   Houston, TX Water & Sewer Revenue
               Series A, 6.20% - 2020.............     1,061,250
  1,000,000   King County, WA Sewer
               Revenue, Series A, 6.25% - 2034....     1,042,500
  1,100,000   Los Angeles, CA Wastewater System
               Revenue, Series A, 6.00% - 2014....     1,159,125
                                                     -----------
                                                       4,292,875
              TRANSPORTATION - 18.3%
  1,000,000   Illinois Regional Transportation,
               6.25% - 2024.......................     1,057,500
  1,300,000   Los Angeles County, CA Metropolitan
               Transit, 5.625% - 2018.............     1,322,750
  1,300,000   Metropolitan Transit Authority of
               New York Service Contract
               Refunding Series 5, 7.00% - 2012...     1,418,625
  1,000,000   Michigan State Truck Line, Series A
               5.70% - 2015.......................     1,012,500
                                                     -----------
                                                       4,811,375

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1995

                      SECURITY TAX-EXEMPT FUND (CONTINUED)

PRINCIPAL                                              MARKET
 AMOUNT       MUNICIPAL BONDS (CONTINUED)              VALUE
--------------------------------------------------------------------------------

              VARIOUS PURPOSE REVENUE - 4.1%
 $1,000,000   New York State Local Government
               Assistance Corporation, Series A,
               6.50% - 2020.......................   $ 1,065,000

              WATER SUPPLY REVENUE - 5.0%
  1,250,000   New York City Municipal Water
               Finance Authority, 6.00% - 2025....     1,309,375
                                                     -----------

              Total investments - Tax-Exempt Fund
               (cost $24,381,254) - 97.3%.........    25,504,438
              Cash and other assets - less
               liabilities - 2.7%.................       711,480
                                                     -----------
              Total net assets - Tax-Exempt Fund -
               100.0%.............................   $26,215,918
                                                     ===========


                               SECURITY CASH FUND

PRINCIPAL                                              MARKET
 AMOUNT       COMMERCIAL PAPER             RATING      VALUE
--------------------------------------------------------------------------------

              AIR TRANSPORTATION - 2.6%
 $1,000,000   Harper Group, Inc., (The),        A1
               5.595%, 3-14-96.............           $  988,344

              BUSINESS SERVICES - 9.9%
  2,000,000   AI Credit Corporation,            A1+
               5.63%, 2-02-96..............            1,989,366
  1,800,000   Penney (J.C.)Funding Corporation, A1
               5.65%, 2-15-96..............            1,786,722
                                                     -----------
                                                       3,776,088

              CONSTRUCTION - 5.2%
  2,000,000   Stanley Works, 5.54%, 3-11-96     A1     1,977,840

              DRUGS & TOILETRIES - 7.6%
  2,000,000   Allergan, Inc.,                   A1
               5.68%, 2-06-96..............              994,004
               5.67%, 2-13-96..............              992,912
    900,000   Schering Corporation,             A1+
               5.66%, 2-08-96..............              894,340
                                                     -----------
                                                       2,881,256

              ELECTRIC COMPANIES & SYSTEMS - 10.4%
  1,000,000   Allegheny Generating Company,     A1
               5.55%, 1-31-96..............              995,067
  1,500,000   Allegheny Power System, Inc.,     A1
               5.59%, 2-28-96..............            1,486,025
  1,500,000   Georgia Power Company,            A1
               5.61%, 3-06-96..............            1,484,339
                                                     -----------
                                                       3,965,431

              ELECTRONICS - 7.0%
  1,700,000   Avnet, Inc.,                      A1
               5.67%, 2-12-96..............              695,149
               5.67%, 2-16-96..............              992,440
  1,000,000   TDK U.S.A. Corporation,           A1+
               5.53%, 4-22-96..............              982,488
                                                     -----------
                                                       2,670,077

              FOOD PROCESSING - 2.6%
  1,000,000   Philip Morris Companies, Inc.,    A1
               5.55%, 1-26-96..............              995,838

              GAS & ELECTRIC COMPANIES - 7.8%
  1,000,000   Central Illinois Light Company,   A1+
               5.70%, 2-06-96..............              993,983
  2,000,000   Madison Gas & Electric Company,   A1+
               5.67%, 2-15-96..............            1,985,195
                                                     -----------
                                                       2,979,178

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1995

                         SECURITY CASH FUND (CONTINUED)

PRINCIPAL                                              MARKET
 AMOUNT       COMMERCIAL PAPER (CONTINUED) RATING      VALUE
--------------------------------------------------------------------------------

              GAS COMPANIES & SYSTEMS - 6.2%
 $2,400,000   Michigan Consolidated Gas
               Company,                         A1
               5.61%, 2-26-96..............         $  2,378,308

              GROCERY STORES - 1.3%
    500,000   Winn Dixie Stores, Inc.,          A1
               5.63%, 2-08-96..............              496,872

              PETROLEUM COMPANIES - 2.3%
    900,000   Atlantic Richfield Company,       A1
               5.63%, 2-02-96..............              895,214

              PRINTING - 5.2%
  2,000,000   McGraw Hill, Inc.,                A1
               5.53%, 3-11-96..............            1,977,880

              TELEPHONE & TELEGRAPH - 14.3%
  1,500,000   Bell Atlantic Network Funding,    A1+
               5.51%, 2-23-96..............            1,487,373
  2,000,000   Bellsouth Telecommunications,     A1+
               5.66%, 2-13-96..............            1,985,850
  2,000,000   GTE Northwest, Inc.,              A1
               5.62%, 3-11-96..............            1,977,520
                                                     -----------
                                                       5,450,743
                                                     -----------
              Total commercial paper -
               (cost $31,433,069) - 82.4%..           31,433,069

              U.S. GOVERNMENT & GOVERNMENT
              AGENCY SECURITIES
              ----------------------------

              FEDERAL FARM CREDIT BANKS - 15.7%
  2,000,000    5.70%, 01-02-96.............     N/A    2,000,000
  2,000,000    5.73%, 03-01-96.............     N/A    2,000,000
  1,000,000    5.70%, 04-01-96.............     N/A    1,000,000
  1,000,000    5.52%, 06-03-96.............     N/A    1,000,000
                                                     -----------
                                                       6,000,000

PRINCIPAL     U.S. GOVERNMENT & GOVERNMENT             MARKET
 AMOUNT       AGENCY SECURITIES (CONTINUED)RATING      VALUE
--------------------------------------------------------------------------------

              SBA POOLS - 5.0%
 $1,895,540   SBA Pool GCS # 501 927,           NA
               7.00%, 7-25-17(1)...........         $  1,913,428
                                                     -----------

              Total U.S. government and
               government agency securities
               - (cost $7,913,428) - 20.7%.            7,913,428
                                                     -----------

              Total investments -  Cash Fund (cost
               $39,346,497) - 103.1%.......           39,346,497

              Liabilities, less cash and
               other assets - (3.1%).......          (1,188,597)
                                                     -----------

              Total net assets - Cash Fund-100.0%    $38,157,900
                                                     ===========


The identified cost of investments owned at December 31, 1995, was the same for federal income tax and book purposes, except for Global Aggressive Bond Series for which the identified cost of investments for federal income tax purposes was $4,129,436.

Ratings were provided by Moody's Investor Services and Standard & Poor's Corporation and are not covered by the report of independent auditors.

(1)Variable rate security which may be reset the first of each month.

(2)Principal amount on foreign bonds is reflected in local currency (e.g. Japanese yen) while market value is reflected in U.S. dollars.

                            See accompanying notes.
--------------------------------------------------------------------------------

                   BALANCE SHEETS
--------------------------------------------------------------------------------
December 31, 1995

                                                                  SECURITY INCOME FUND
                                                --------------------------------------------------------
                                                CORPORATE         U.S.          LIMITED        GLOBAL       SECURITY      SECURITY
                                                  BOND         GOVERNMENT      MATURITY      AGGRESSIVE    TAX-EXEMPT       CASH
                                                  SERIES         SERIES       BOND SERIES    BOND SERIES      FUND          FUND
                                                  ------         ------       -----------    -----------      ----          ----
ASSETS
Investments, at value (identified cost
   $92,095,179, $9,528,784, $3,547,266,
   $4,102,348, $24,381,254 and
   $7,913,428, respectively)................   $ 97,415,437    $10,425,836    $3,797,076     $4,171,809    $25,504,438   $ 7,913,428
Commercial paper, at amortized cost
   which approximates market value..........             --             --            --             --             --    31,433,069
Cash........................................        447,059         91,358       193,963         87,507        171,131       457,662
Receivables:
   Fund shares sold.........................          9,366            160            70            153         25,000       612,336
   Securities sold..........................             --             --            --      1,261,781             --         3,330
   Interest.................................      1,735,684        155,273        85,443         97,065        541,460       149,617
   Security Management Company..............          1,802            553            --          1,889            436         9,995
Prepaid expense.............................          2,657          3,943         1,365             --          9,244        23,426
                                               ------------    -----------   -----------    -----------    -----------   -----------
         Total assets.......................   $ 99,612,005    $10,677,123    $4,077,917     $5,620,204    $26,251,709   $40,602,863
                                               ============    ===========   ===========    ===========    ===========   ===========

LIABILITIES AND NET ASSETS
Liabilities:
   Payable for fund shares redeemed.........   $     65,567    $        --    $       --     $       --    $    10,277   $ 2,377,988
   Dividends payable to shareholders........             --             --            --             --             --        13,346
   Payable for securities purchased.........             --             --            --      1,202,178             --            --
   Other liabilities:
     Management fees........................         38,830          4,210         1,585          1,197         10,375        16,655
     12b-1 distribution plan fees...........         22,563          2,438         1,238          1,762            921            --
     Custodian and transfer agent fees......         10,457          1,431           163          3,471          1,456        14,457
     Administration fees....................          6,989            758           285            158          1,868         1,499
     Professional fees......................         14,062          3,521           842            899          8,815         7,140
     Miscellaneous..........................          9,198          2,520            --          2,280          2,079        13,878
                                               ------------    -----------   -----------    -----------    -----------   -----------
         Total liabilities..................        167,666         14,878         4,113      1,211,945         35,791     2,444,963

Net Assets:
   Paid in capital..........................    105,114,263     10,923,844     3,846,162      4,349,563     26,623,160    38,157,900
   Undistributed net investment income......         19,734          2,672           887        (8,314)          3,785            --
   Accumulated net realized loss on
     sale of investments and foreign
     currency transactions..................    (11,009,916)   (1,161,323)      (23,055)        (2,410)     (1,534,211)           --
   Net unrealized appreciation in value
     of investments and translation of assets
     and liabilities in foreign currency ...      5,320,258        897,052       249,810         69,420      1,123,184            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Net assets...........................     99,444,339     10,662,245     4,073,804      4,408,259     26,215,918    38,157,900
                                               ------------    -----------   -----------    -----------    -----------   -----------
         Total liabilities and net assets...  $  99,612,005    $10,677,123    $4,077,917     $5,620,204    $26,251,709   $40,602,863
                                               ============    ===========   ===========    ===========    ===========   ===========

CLASS "A" SHARES
Capital shares outstanding..................     12,675,161      2,026,423       311,533        292,448      2,516,529    38,157,900
Net assets..................................    $93,701,138    $10,079,971    $3,322,071     $2,968,493    $25,025,572   $38,157,900
Net asset value per share (net assets
   divided by shares outstanding)...........          $7.39          $4.97        $10.66         $10.15          $9.94         $1.00
Add:Selling commission (4.75% of
   offering price) (excluding Cash Fund)....            .37           0.25          0.53            .51           0.50            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
Offering price per share (net asset
   value divided by 95.25%).................          $7.76          $5.22        $11.19         $10.66         $10.44         $1.00
                                               ============    ===========   ===========    ===========    ===========   ===========

CLASS "B" SHARES
Capital shares outstanding..................        773,229        117,077        70,477        141,576        119,598            --
Net assets..................................     $5,743,201       $582,274      $751,733     $1,439,766     $1,190,346            --
Net asset value per share (net assets
   divided by shares outstanding)...........          $7.43          $4.97        $10.67         $10.17          $9.95            --
                                               ============    ===========   ===========    ===========    ===========   ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1995

                                                                  SECURITY INCOME FUND
                                                --------------------------------------------------------
                                                CORPORATE         U.S.          LIMITED        GLOBAL       SECURITY      SECURITY
                                                  BOND         GOVERNMENT      MATURITY      AGGRESSIVE    TAX-EXEMPT       CASH
                                                  SERIES         SERIES       BOND SERIES*   BOND SERIES**    FUND          FUND
                                                  ------         ------       ------------   -------------    ----          ----
INVESTMENT INCOME:

   Interest.................................    $ 7,444,118     $  677,084      $246,945       $294,095    $ 1,513,142    $3,020,108

EXPENSES:

   Management fees..........................        485,863         44,970        18,243         16,937        128,492       254,139
   Transfer/maintenance fees................        108,743         17,120         1,364            250         16,716       152,798
   12b-1 distribution plan fees.............        276,169         25,637        13,401         11,253         10,152            --
   Administration fees......................         87,455          8,094         3,118         18,362         23,129        22,898
   Custodian fees...........................          6,613          1,879         1,261          3,471          1,171         6,473
   Directors' fees..........................          8,900            755           245             78         10,015         9,892
   Professional fees........................         19,517          2,680         2,367          2,058         12,779        10,568
   Registration.............................         25,688         13,926         2,839         21,627         26,669        39,455
   Other expenses...........................         27,575          5,119         2,077            939          8,456        24,386
                                               ------------    -----------   -----------    -----------    -----------   -----------
                                                  1,046,523        120,180        44,915         74,975        237,579       520,609

   Less: Fees paid indirectly...............        (2,720)        (1,292)       (1,261)             --        (1,171)            --
   Reimbursement of expenses...............        (15,121)       (16,803)       (8,640)       (24,205)        (4,504)      (12,968)
                                               ------------    -----------   -----------    -----------    -----------   -----------

     Total expenses.........................      1,028,682        102,085        35,014         50,770        231,904       503,338
                                               ------------    -----------   -----------    -----------    -----------   -----------

         Net investment income..............      6,415,436        574,999       211,931        243,325      1,281,238     2,516,770


NET REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized gain (loss) during the period on:
     Investments............................      2,922,105         22,802      (23,055)          8,070        301,901            --
     Foreign currency transactions..........             --             --            --       (44,420)             --            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Net realized gain (loss).............      2,922,105         22,802      (23,055)       (36,350)        301,901            --

   Net change in unrealized appreciation
     (depreciation) during period on:
     Investments............................      6,960,323      1,209,772       249,810         69,461      2,117,941            --
     Translation of assets and liabilities
       in foreign currencies................             --             --            --           (41)             --            --
                                               ------------    -----------   -----------    -----------    -----------   -----------

       Net unrealized appreciation..........      6,960,323      1,209,772       249,810         69,420      2,117,941            --
                                               ------------    -----------   -----------    -----------    -----------   -----------


         Net gain...........................      9,882,428      1,232,574       226,755         33,070      2,419,842            --
                                               ------------    -----------   -----------    -----------    -----------   -----------

           Net increase in net
              assets resulting from operations  $16,297,864     $1,807,573      $438,686       $276,395     $3,701,080    $2,516,770


* Period January 17, 1995 (inception)  through December 31, 1995.
** Period June 1, 1995 (inception) through December 31, 1995.

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1995

                                                                  SECURITY INCOME FUND
                                                --------------------------------------------------------
                                                CORPORATE         U.S.          LIMITED        GLOBAL       SECURITY      SECURITY
                                                  BOND         GOVERNMENT      MATURITY      AGGRESSIVE    TAX-EXEMPT       CASH
                                                  SERIES         SERIES       BOND SERIES*   BOND SERIES**    FUND          FUND
                                                  ------         ------       ------------   -------------    ----          ----
INCREASE IN NET ASSETS
FROM OPERATIONS:
   Net investment income....................    $ 6,415,436    $   574,999    $  211,931     $  243,325    $ 1,281,238   $ 2,516,770
   Net realized gain (loss) ................      2,922,105         22,802       (23,055)       (36,350)       301,901            --
   Unrealized appreciation during
     the period.............................      6,960,323      1,209,772       249,810         69,420      2,117,941            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Net increase in net assets
         resulting from operations..........     16,297,864      1,807,573       438,686        276,395      3,701,080     2,516,770

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A................................     (6,158,758)      (551,577)     (177,005)      (146,443)    (1,241,504)  (2,516,770)
     Class B................................       (255,751)       (24,133)      (34,039)       (63,361)       (39,808)           --
   In excess of net realized gain
     Class A................................             --             --            --         (5,311)            --            --
     Class B................................             --             --            --         (2,584)            --            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Total distributions to shareholders..     (6,414,509)      (575,710)     (211,044)      (217,699)    (1,281,312)  (2,516,770)

CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from sale of shares
     Class A................................      7,438,108      2,385,671     3,092,500      4,109,884      2,787,651   347,493,190
     Class B................................      2,180,877        240,748       681,901      1,354,123        370,386            --
   Dividends reinvested
     Class A................................      4,740,285        434,084       172,699        151,754        712,138     2,479,477
     Class B................................        209,073         17,062        32,734         64,040         25,374            --
   Cost of shares redeemed
     Class A................................    (18,496,662)    (2,223,959)     (129,283)    (1,330,238)    (4,896,869)(369,916,482)
     Class B................................       (981,865)       (53,363)       (4,389)            --        (54,635)           --
                                               ------------    -----------   -----------    -----------    -----------   -----------
     Net increase (decrease) from capital
       share transactions...................     (4,910,184)       800,243     3,846,162      4,349,563    (1,055,955)  (19,943,815)
                                               ------------    -----------   -----------    -----------    -----------   -----------
         Total increase (decrease) in net assets  4,973,171      2,032,106      4,073,804     4,408,259      1,363,813  (19,943,815)

NET ASSETS:
   Beginning of period......................     94,471,168      8,630,139            --             --     24,852,105    58,101,715
                                               ------------    -----------   -----------    -----------    -----------   -----------
   End of period............................    $99,444,339    $10,662,245    $4,073,804     $4,408,259    $26,215,918   $38,157,900
                                               ============    ===========   ===========    ===========    ===========   ===========
Undistributed net investment income.........        $19,734         $2,672          $887       ($8,314)         $3,785           $--
                                               ============    ===========   ===========    ===========    ===========   ===========

   (a) Shares issued and redeemed:
       Shares sold
         Class A............................      1,055,977        507,582       307,309        406,499        289,991   347,493,190
         Class B............................        304,780         51,475        67,767        135,204         38,553            --
       Dividends reinvested
         Class A............................        673,772         93,100        16,505         15,098         74,305     2,479,477
         Class B............................         29,519          3,639         3,127          6,372          2,642            --
       Shares redeemed
         Class A............................     (2,613,704)      (485,740)      (12,281)      (129,149)      (510,770)(369,916,482)
         Class B............................       (139,145)       (11,827)         (417)            --         (5,598)           --
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Net increase (decrease)..............       (688,801)       158,229       382,010        434,024       (110,877) (19,943,815)
                                               ============    ===========   ===========    ===========    ===========   ===========

* Period January 17, 1995 (inception)  through December 31, 1995.
** Period June 1, 1995 (inception) through December 31, 1995.

                            See accompanying notes.
--------------------------------------------------------------------------------

                   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1994

                                                                 SECURITY INCOME FUND
                                                             -----------------------------
                                                             CORPORATE             U.S.                SECURITY          SECURITY
                                                               BOND             GOVERNMENT            TAX-EXEMPT           CASH
                                                              SERIES              SERIES                 FUND              FUND
                                                              ------              ------                 ----              ----
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income...............................    $  7,115,246         $   590,335           $1,432,309       $  1,855,864
   Net realized loss ..................................     (13,932,021)         (1,181,780)          (1,836,112)                --
   Unrealized depreciation during the year.............      (2,419,117)            (67,508)          (2,221,295)                --
                                                           ------------         -----------          -----------         -----------
       Net increase (decrease) in net assets resulting
         from operations...............................      (9,235,892)           (658,953)          (2,625,098)         1,855,864

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A...........................................      (6,917,267)           (572,250)          (1,408,315)        (1,855,864)
     Class B...........................................        (183,907)            (16,526)             (19,759)                --
                                                           ------------         -----------          -----------         -----------
       Total distributions to shareholders.............      (7,101,174)           (588,776)          (1,428,074)        (1,855,864)

CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from sale of shares
     Class A...........................................      24,783,087           2,812,392           12,166,067        301,350,492
     Class B...........................................       4,319,121             262,697              780,435                 --
   Dividends reinvested
     Class A...........................................       5,297,609             445,310              841,591          1,707,488
     Class B...........................................         151,234               7,183               12,160                 --
   Cost of shares redeemed
     Class A...........................................     (41,957,570)         (3,833,454)         (17,034,040)      (316,825,978)
     Class B...........................................      (1,240,487)            (54,497)             (81,117)                --
                                                           ------------         -----------          -----------         -----------
     Net decrease from capital share
       transactions....................................      (8,647,006)           (360,369)          (3,314,904)       (13,767,998)
                                                           ------------         -----------          -----------       -------------
         Total decrease in net assets..................     (24,984,072)         (1,608,098)          (7,368,076)       (13,767,998)

NET ASSETS:
   Beginning of year...................................     119,455,240          10,238,237           32,220,181         71,869,713
                                                           ------------         -----------          -----------       -------------

   End of year.........................................    $ 94,471,168          $8,630,139          $24,852,105       $ 58,101,715
                                                           ============         ===========          ===========       =============

Undistributed net investment income....................         $18,807              $3,383               $3,859                 --
                                                           ============         ===========          ===========       =============

   (a) Shares issued and redeemed:
       Shares sold
         Class A.......................................       3,430,737             603,088            1,239,726        301,350,492
         Class B.......................................         604,793              55,933               80,986                 --
       Dividends reinvested
         Class A.......................................         747,626              97,587               88,532          1,707,488
         Class B.......................................          21,813               1,631                1,306                 --
       Shares redeemed
         Class A.......................................      (5,789,251)           (820,118)          (1,762,983)      (316,825,978)
         Class B.......................................        (179,031)            (11,973)              (8,499)                --
                                                           ------------         -----------          -----------       -------------
       Net decrease....................................      (1,163,313)            (73,852)            (360,932)       (13,767,998)
                                                           ============         ===========          ===========       =============

                            See accompanying notes.
--------------------------------------------------------------------------------

                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

           Net                                                                                       Net
Fiscal    asset                      Total    Dividends  Distri-                                    assets  Ratio of Ratio of  Port-
period    value     Net   Net gain    from    (from net  butions                Net asset           end of  expenses  net in-  folio
ended    begin-    invest- (loss)    invest-   invest-    (from  Return   Total   value             period  to aver-  come to  turn-
Decem-   ning of    ment  (realized &  ment      ment    capital   of   distribu- end of   Total    (thou-  age net   average   over
ber 31   period    income unrealized)operations income)   gains) capital  tions   period  return(a) sands)   assets  net assets rate
------------------------------------------------------------------------------------------------------------------------------------
                                            CORPORATE BOND SERIES (CLASS A)
1991        $7.22   $0.65   $0.458    $1.108  $(0.648)    $ --    $ --   $(0.648)  $7.68    16.1%   $85,824   1.03%    8.75%    32%
1992         7.68    0.61    0.044     0.654   (0.614)      --      --    (0.614)   7.72     9.0%   104,492   1.01%    7.97%    61%
1993         7.72    0.52    0.521     1.041   (0.527)   (0.424)    --    (0.951)   7.81    13.4%   118,433   1.02%    6.46%   157%
1994         7.81    0.49   (1.127)   (0.637)  (0.493)      --      --    (0.493)   6.68    (8.3%)   90,593   1.01%    6.91%   204%
1995(d)      6.68    0.47    0.708     1.178   (0.468)      --      --    (0.468)   7.39    18.2%    93,701   1.02%    6.62%   200%

                                            CORPORATE BOND SERIES (CLASS B)
1993(b)     $8.59   $0.11  $(0.324)  $(0.214) $(0.112)  $(0.424)  $ --   $(0.536)  $7.84    (2.5%)   $1,022   1.88%    5.16%   164%
1994(c)      7.84    0.43   (1.129)   (0.699)  (0.431)      --      --    (0.431)   6.71    (9.0%)    3,878   1.85%    6.08%   204%
1995(c)(d)   6.71    0.40    0.725     1.125   (0.405)      --      --    (0.405)   7.43    17.3%     5,743   1.85%    5.80%   200%

                                           U.S. GOVERNMENT SERIES (CLASS A)
1991(c)     $4.93   $0.40   $0.248    $0.648  $(0.404)    $ --   $(.004) $(0.408)  $5.17    13.8%    $7,319   1.11%    7.94%    41%
1992(c)      5.17    0.37   (0.126)    0.244   (0.366)      --    (.008)  (0.374)   5.04     5.0%     9,364   1.11%    7.22%   157%
1993(c)      5.04    0.31    0.273     0.583   (0.310)   (0.344)    --    (0.654)   4.97    10.9%    10,098   1.10%    5.90%   153%
1994(c)      4.97    0.30   (0.621)   (0.321)  (0.299)      --      --    (0.299)   4.35    (6.5%)    8,309   1.10%    6.47%   220%
1995(c)(d)   4.35    0.30    0.620     0.92    (0.30)       --      --    (0.30)    4.97    21.9%    10,080   1.11%    6.41%    81%

                                           U.S. GOVERNMENT SERIES (CLASS B)
1993(b)(c)  $5.51   $0.04  $(0.193)  $(0.153) $(0.043)  $(0.344) $  --   $(0.387)  $4.97    (1.4%)     $140   1.61%    5.54%   114%
1994(c)      4.97    0.26   (0.624)   (0.364)  (0.256)      --      --    (0.256)   4.35    (7.4%)      321   1.85%    5.76%   220%
1995(c)(d)   4.35    0.26    0.625     0.885   (0.265)      --      --    (0.265)   4.97    20.9%       582   1.87%    5.69%    81%

                                        LIMITED MATURITY BOND SERIES (CLASS A)
1995(c)(d)(e)$10.00 $0.62   $0.652    $1.272  $(0.612)   $  --   $  --   $(0.612) $10.66    13.0%    $3,322   0.84%    5.97%     4%

                                        LIMITED MATURITY BOND SERIES (CLASS B)
1995(c)(d)(e)$10.00 $0.53   $0.664    $1.194  $(0.524)   $  --   $  --   $(0.524) $10.67    12.2%      $752   1.71%    5.12%     4%

                                        GLOBAL AGGRESSIVE BOND SERIES (CLASS A)
1995(c)(d)(f)$10.00 $0.63   $0.09     $0.72   $(0.55)   $(0.02)   $ --   $(0.57)  $10.15     7.3%    $2,968   2.00%   11.04%   127%

                                        GLOBAL AGGRESSIVE BOND SERIES(CLASS B)
1995(c)(d)(f)$10.00 $0.56   $0.12     $0.68   $(0.49)   $(0.02)   $ --   $(0.51)  $10.17     6.9%    $1,440   2.75%   10.24%   127%

                            See accompanying notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

           Net                                                                                       Net
Fiscal    asset                      Total    Dividends  Distri-                                    assets  Ratio of Ratio of  Port-
period    value     Net   Net gain    from    (from net  butions                Net asset           end of  expenses  net in-  folio
ended    begin-    invest- (loss)    invest-   invest-    (from  Return   Total   value             period  to aver-  come to  turn-
Decem-   ning of    ment  (realized &  ment      ment    capital   of   distribu- end of   Total    (thou-  age net   average   over
ber 31   period    income unrealized)operations income)   gains) capital  tions   period  return(a) sands)   assets  net assets rate
------------------------------------------------------------------------------------------------------------------------------------

                                          SECURITY TAX-EXEMPT FUND (CLASS A)
1991       $9.53    $0.63   $0.446   $1.076    $(0.636)   $ --    $ --   $(0.636)  $9.97    11.7%   $23,218   0.89%    6.55%    38%
1992        9.97     0.61    0.092    0.702     (0.612)     --      --    (0.612)  10.06     7.3%    28,608   0.84%    6.07%    91%
1993       10.06     0.51    0.702    1.212     (0.514)  (0.388)    --    (0.902)  10.37    11.6%    32,115   0.82%    4.92%   118%
1994       10.37     0.47   (1.317)  (0.847)    (0.473)     --      --    (0.473)   9.05    (8.3%)   24,092   0.82%    4.74%    88%
1995(d)     9.05     0.48    0.891    1.371     (0.481)     --      --    (0.481)   9.94    15.5%    25,026   0.86%    5.02%   103%

                                          SECURITY TAX-EXEMPT FUND (CLASS B)
1993(b)   $10.88    $0.10  $(0.128) $(0.028)   $(0.094) $(0.388)  $ --   $(0.482) $10.37    (0.2%)     $106   2.89%    2.71%    90%
1994(c)    10.37     0.35   (1.321)  (0.971)    (0.349)     --      --    (0.349)   9.05    (9.5%)      760   2.00%    3.50%    88%
1995(c)(d)  9.05     0.37    0.902    1.272     (0.372)     --      --    (0.372)   9.95    14.3%     1,190   2.00%    3.90%   103%

                                                 SECURITY CASH FUND
1991       $1.00    $0.051   $ --    $0.051    $(0.051)   $ --    $ --   $(0.051)   1.00     5.2%   $48,843   0.96%    5.21%     --
1992(c)     1.00     0.028     --     0.028     (0.028)     --      --    (0.028)   1.00     2.8%    56,694   1.00%    2.75%     --
1993(c)     1.00     0.023     --     0.023     (0.023)     --      --    (0.023)   1.00     2.4%    71,870   1.00%    2.28%     --
1994        1.00     0.033     --     0.033     (0.033)     --      --    (0.033)   1.00     3.4%    58,102   0.96%    3.24%     --
1995(c)(d)  1.00     0.049     --     0.049     (0.049)     --      --    (0.049)   1.00     5.0%    38,158   1.00%    5.00%     --

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Class "B" shares were initially issued on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                    1991     1992     1993     1994     1995
                                    ----     ----     ----     ----     ----
     Corporate Bond    Class B      --       --       --       2.00%    2.19%
     U.S. Government   Class A      1.24%    1.20%    1.20%    1.20%    1.22%
                       Class B      --       --       1.75%    2.91%    3.70%
     Limited Maturity  Class A      --       --       --       --       1.04%
       Bond            Class B      --       --       --       --       2.12%
     Global Aggressive Class A      --       --       --       --       2.42%
       Bond            Class B      --       --       --       --       3.93%
     Tax-Exempt        Class A      --       --       --       --       0.86%
                       Class B      --       --       --       2.32%    2.45%
     Cash                           --       1.03%    1.03%    --       1.04%

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(f) Security Global Aggressive Bond Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(g) Expense ratios were calculated without the reduction for custodian fees earnings credits. Expense ratios with such reductions would have been as follows:

                                    1995
   Corporate Bond         Class A   1.02%
                          Class B   1.85%
   U.S. Government        Class A   1.10%
                          Class B   1.85%
   Limited Maturity Bond  Class A   0.81%
                          Class B   1.65%
   Tax-Exempt             Class A   0.85%
                          Class B   2.00%

                            See accompanying notes.
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


December 31, 1995

1. SIGNIFICANT ACCOUNTING POLICIES

     Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The shares of Security Income Fund are currently issued in four Series, the Corporate Bond Series, the U.S. Government Series, the Limited Maturity Bond Series and the Global Aggressive Bond Series, with each Series, in effect, representing a separate fund. The Income Fund is required to account for each series separately and to allocate general expenses to each series based upon the net asset value of each Series. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

     A. SECURITY VALUATION -- Valuations of Income Fund's and Tax-Exempt Fund's securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the mean between the bid and the asked prices. If a mean cannot be determined, then the securities for which market quotations are available are valued on the basis of the current bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

     Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. The Global Aggressive Bond Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Aggressive Bond Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U. S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Aggressive Bond Series may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Aggressive Bond Series has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except Security Tax-Exempt Fund which amortizes premiums.

     E. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

     F. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     G. EARNINGS CREDITS - Under the fee schedule with the custodian, Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund (the Funds) earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian expense disclosed in the statement of operations does not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company (SMC) under investment advisory contracts at an annual rate of 1/2 of 1% of the average net assets of each fund, except for Global Aggressive Bond Series which the fee is at an annual rate of 3/4 of 1% of the average net assets of the Series. The investment advisory contract for Income Fund provides that the total annual expenses of each series of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the year ended December 31, 1995, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average

                            See accompanying notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the Global Aggressive Bond Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the Limited Maturity Bond Series to July 1, 1995 and .40% of the management fees for the Global Aggressive Bond Series to December 31, 1995. The investment advisory contract for Tax-Exempt and Cash Funds provide that the total annual expenses of the Funds will not exceed an amount equal to an annual rate of 1.0% of the average net assets of Class A shares and 2.0% of Class B shares of the Tax-Exempt Fund as calculated on a daily basis.

     The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

     As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09 percent of the average daily net assets of Corporate Bond Series, Limited Maturity Bond Series, U.S. Government Series, and Tax-Exempt Fund and .045 percent of the average daily net assets of Cash Fund and Global Aggressive Bond Series, calculated daily and payable monthly. For the identified administrative services SMC also receives, with respect to the Global Aggressive Bond Series, an annual fee equal to the greater of .10 percent of its average net assets or
(i) $30,000 in the year ending April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter.

     SMC pays the Sub-Advisor, Lexington Management Corporation (LMC) an annual fee in an amount equal to .35% of the average net assets of Global Aggressive Bond Series, for investment advisory and certain administrative services provided to the Global Aggressive Bond Series. The Sub-Advisor has entered into a sub-advisory contract with MFR Advisors, Inc., ("MFR"), under which MFR will provide the Global Aggressive Bond Series with investment and economic research services. For the service provided by MFR, MFR receives from the Sub-Advisor, a fee equal to .15% of the average daily net assets of the Global Aggressive Bond Series.

     Income and Tax-Exempt Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares of Income Fund incur 12b-1 distribution fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of SMC and the national distributor for Income and Tax-Exempt Funds, received net underwriting commissions after allowances to brokers and dealers for the period ended December 31, 1995, in the amounts presented below:

                                           LIMITED      GLOBAL
                  CORPORATE      U.S.      MATURITY   AGGRESSIVE      TAX-
                    BOND      GOVERNMENT     BOND        BOND        EXEMPT
                   SERIES       SERIES      SERIES      SERIES        FUND
                 ---------------------------------------------------------------
SDI Underwriting   $ 6,246     $ 2,934      $  730      $  379      $ 4,103
Broker/Dealer       49,895      14,400       6,663       1,788       16,588

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

     3. INVESTMENT TRANSACTIONS

     Investment transactions for the period ended December 31, 1995, (excluding overnight investments and short-term debt securities) were as follows:

                                            LIMITED      GLOBAL
                  CORPORATE       U.S.      MATURITY   AGGRESSIVE      TAX-
                     BOND      GOVERNMENT     BOND        BOND        EXEMPT
                    SERIES       SERIES      SERIES      SERIES        FUND
                  --------------------------------------------------------------
Purchases        $183,877,123  $7,939,142  $3,702,247  $5,494,083  $25,894,338
Proceeds
  from sales      188,363,506   6,842,750     131,925   2,386,219   26,751,388

     4. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) as of December 31, 1995, were as follows:

                                            LIMITED      GLOBAL
                   CORPORATE      U.S.      MATURITY   AGGRESSIVE     TAX-
                     BOND      GOVERNMENT     BOND        BOND       EXEMPT
                    SERIES       SERIES      SERIES      SERIES       FUND
                  --------------------------------------------------------------
Aggregate gross
  unrealized
  appreciation    $5,320,258    $909,637    $254,685    $69,245    $1,123,184
Aggregate gross
  unrealized
  depreciation            --     (12,585)     (4,875)   (26,872)           --
                  --------------------------------------------------------------
Net unrealized
  appreciation    $5,320,258    $897,052    $249,810    $42,373    $1,123,184
                  --------------------------------------------------------------

     5. OTHER INFORMATION

     Except for tax-exempt dividends, the income dividends paid by the Funds are taxable as ordinary income on the shareholders' tax returns. None of the amount taxable as ordinary income for Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, Global Aggressive Bond Series, Tax-Exempt Fund or Cash Fund qualifies for the dividends received deduction available to corporate shareholders in accordance with the provisions of the Internal Revenue Code.

     None of the exempt-interest dividends paid by Security Tax- Exempt Fund have been determined to be attributable to interest from specified private activity bonds. Thus, no portion is required to be reported as a tax preference item on Form 4626 or 6251.

     In some states, the portion of ordinary income dividends attributable to the Funds' investment in direct obligations of the U.S. Government may not be subject to state taxation. For the year ended December 31, 1995, interest on U.S. Government obligations was 6%, 5%, 34% and 19% of Cash Fund, Corporate Bond Series, U.S. Government Series and Limited Maturity Series gross investment income, respectively. Since the qualifications for such exemption vary by state, we suggest you consult your tax advisor for applicability.

                            See accompanying notes.
--------------------------------------------------------------------------------

                   REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY INCOME FUND, SECURITY TAX-EXEMPT FUND
AND SECURITY CASH FUND

     We have audited the accompanying balance sheets and statements of net assets of Security Income Fund (comprised of the Corporate Bond, U.S. Government, Limited Maturity Bond and Global Aggressive Bond Series), Security Tax-Exempt Fund and Security Cash Fund (the Funds) as of December 31, 1995, the related statements of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended of Security Income Fund -- Corporate Bond Series, Security Income Fund -- U.S. Government Series, Security Tax-Exempt Fund and Security Cash Fund; the related statements of operations, changes in net assets and financial highlights for the period from January 17, 1995 (commencement of operations) to December 31, 1995 of Security Income Fund -- Limited Maturity Bond Series and the related statements of operations, changes in net assets and financial highlights for the period from June 1, 1995 (commencement of operations) to December 31, 1995 of Security Income Fund -- Global Aggressive Bond Series. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds (including each of the Series of Security Income Fund) at December 31, 1995, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

Kansas City, Missouri
January 26, 1996

                            See accompanying notes.
--------------------------------------------------------------------------------

THE SECURITY GROUP
OF MUTUAL FUNDS
---------------

SECURITY GROWTH AND INCOME FUND
SECURITY EQUITY FUND
  * EQUITY SERIES
  * EQUITY GLOBAL SERIES
  * ASSET ALLOCATION SERIES
SECURITY ULTRA FUND
SECURITY INCOME FUND
  * CORPORATE BOND SERIES
  * U.S. GOVERNMENT SERIES
  * LIMITED MATURITY BOND SERIES
  * GLOBAL AGGRESSIVE BOND SERIES
SECURITY TAX-EXEMPT FUND
SECURITY CASH FUND

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.


SECURITY FUNDS
OFFICERS AND DIRECTORS
----------------------


DIRECTORS
---------

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Harold G. Worswick


OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Greg A. Hamilton, Assistant Vice President
Amy J. Lee, Secretary
Brenda M. Luthi, Assistant Treasurer and Assistant Secretary





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